UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 10, 2020

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
5.95% Notes due 2022	CSWCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

    On December 10, 2020, Capital Southwest Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Senior Secured Revolving Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, ING Capital LLC as administrative agent, the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders, and Texas Capital Bank, N.A., as documentation agent. The Amendment expands the accordion feature, which allows for an increase in total commitments under the Credit Agreement from new and existing lenders on the same terms and conditions as the existing commitments, from $350 million to $400 million. In addition, on December 10, 2020, the Company entered into an Incremental Commitment Agreement (the “Incremental Commitment Agreement”) that increases the total commitments under the Credit Agreement from $325 million to $340 million.

    The descriptions of the Amendment and the Incremental Commitment Agreement contained herein are not intended to be complete and are qualified in its entirety by reference to the full text of the Amendment and the Incremental Commitment Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

    The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2020, by and among Capital Southwest Corporation, as Borrower, the lenders from time to time party thereto and ING Capital LLC, as Administrative Agent, and Texas Capital Bank, N.A., as Documentation Agent

10.2	Incremental Commitment Agreement, dated as of December 10, 2020, by and among Capital Southwest Corporation, ING Capital LLC, and Texas Capital Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer